Wellgistics Health™

NASDAQ: **WGRX**

Company Contact

Brian Norton, CEO

IR@wellgisticshealth.com

Investor Relations Contact

Scott Powell, President

Skyline Corporate

Communications Group, LLC

info@skylineccg.com

+1.646.893.5835

Addressing a Broken System

Patients Face Rising Costs & Terrible Choices

15%

Rising Prescription Costs Per Year

Patients are faced with rising medication costs – **10-15% -avg drug increase per year**

Source: CMS, AHA, Drug Channels

95%

Lack of Access Due to Monopolies

95% of access to and pricing of U.S. Drugs are controlled by the Six Largest PBMs/Payors

Source: FTC, Market Watch

1 in 3

Adults Skip Prescribed Meds Due to High Costs

Insurers' lack of coverage force **a third of patients to skip prescribed medications.**

Source: KFF: Kaiser Family Foundation / CAP: Center for American Progress

PHARMACIES

Face pressure from major wholesalers and PBMs, who control drug pricing and often keep manufacturer rebates, increasing costs and shrinking pharmacy profits.

DRUG MANUFACTURERS

Are stuck in PBMs' costly rebate programs, as well as regulatory mandates, compliance penalties, and delayed payments—with limited visibility into patient outcomes.

EMPLOYERS / HEALTHCARE PAYORS

Trapped by PBMs — Face annual price increases which they cannot understand, & which impacts the quality of coverage they provide to their members.

HEALTHCARE PROVIDERS

Operate blind—with limited visibility into drug costs, covera-ge, or fulfillment status, causing treatment delays and patient non-adherence.

The Wellgistics Health Solution

OUR THREE-PART ECOSYSTEM

Wellgistics Distribution™

A 50-state NABP-accredited wholesale distributor with 3PL and cold-chain capabilities that supplies over 6,500 pharmacies — covering one-third of U.S. independents—at 35–50% savings. Equipped with a dynamic sales team powered by data science, we are driving results for our manufacturer partners.

Wellgistics Tech & Hub™

The middleware technology connects patients, employer groups, providers, pharmacies, payors, and pharma partners to streamline prescriptions, boost adherence, and enhance outcomes. The tech powers an end-to-end, patient-centered pharmacy service through a national fulfillment and clinical services network.

Wellgistics Pharmacy™

A direct-to-patient pharmacy serving 49 states nationwide for pharmaceutical manufacturers and TPA partners with complete customization of formulary options. It also operates as a central dispensing hub with in-house fulfillment, a call center, and dedicated customer support.

Wellgistics Health operates a fully integrated healthcare ecosystem that connects drug manufacturers directly to pharmacies, patients, employers, and healthcare providers.

Key Differentiators

OWNING THE FULL STACK

We own the full stack: wholesale, digital pharmacy, hub services, tech platform, and analytics

PHYSICAL & DIGITAL RAILS

We integrate physical infrastructure with an end-to-end AI powered tech stack

ELIMINATING MIDDLEMEN

We eliminate middlemen by delivering prompt, transparent, and rebate-free pricing

INDEPENDENT PHARMACY FOCUS

Our hub activates independent pharmacies, bringing care closer to home

Revenue Sources

Prescription Fulfillment Fees

via our wholesale and pharmacy operations

SaaS Platform Fees

from pharma, providers, pharmacies, and employers

Hub Services Fees

for benefits management, prior authorizations, and patient support from drug manufacturer

White-Label & DTP Program Fees

from patients via our wholly owned pharmacy

Subscription Fees

from patients and pharmacies

AI Analytics Fees

from drug manufacturers and employer groups

Operational Highlights

6,500+
Total Pharmacies engaged

200+
Manufacturers to date

12,500+
Total Products/NDC's

631
Pharmacies added in Q1 & Q2

$18.65M
2025 Q1 + Q2 Pro Forma Revenue

2
Full Stack Tech Platforms:
Einstein Rx + HubRx Ai

Future Growth Initiatives

- Expand our vertically integrated pharmacy & distribution network
- Accelerate direct-to-patient programs to deliver lower-cost, higher-access prescriptions
- Deploy AI-powered technologies like HubRx AI and Einstein Rx at national scale
- Grow employer carve-out solutions to increase prescription benefits transparency & affordability
- Drive strategic partnerships with drug manufacturers, employer groups, & health organizations
- Pursue strategic acquisitions that expand WGRX suite of core prescription logistics verticals